MFS Money Market Portfolio (Prospectus Summary): | MFS Money Market Portfolio
MFS® Money Market Portfolio

SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is August 19, 2011.

MFS® Money Market Portfolio

The Board of Trustees has approved submitting the following matters to shareholders of the fund for approval at a special meeting of shareholders expected to be held in December 2011:

1.	To elect a new board of trustees of MFS Variable Insurance Trust II, of which the fund is a series.

2.

To approve a new investment advisory agreement for the fund with MFS to standardize and modernize the agreement. The current investment advisory agreement provides that MFS will bear the fund's operating expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, which exceed 1.25% of the average net assets of the fund incurred during any fiscal year. The proposed agreement would not contain such a limitation in the agreement.

3.	To restate certain fundamental investment policies for the fund.

4.	To approve an amended concentration policy to require investing at least 25% of the fund's assets in issuers in the financial services sector.

Proxy materials containing more information about these proposals are expected to be mailed to shareholders of the fund on or about October 17, 2011.

Effective immediately, the following is added at the end of the sub-section entitled "Principal Investment Strategies" beneath the main heading "Summary of Key Information":

The Board of Trustees has approved submitting the following concentration policy to shareholders of the fund for approval at a special meeting of shareholders expected to be held in December 2011:

MFS will invest 25% or more of the fund's assets in issuers in the financial services sector.